FORM N-CSRS

CERTIFIED SHAREHOLDERS REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act - file number: 811-10419

Exact Name of registrant as specified in charter: NorthQuest Capital Fund, Inc.

Address of principal executive offices: 16 Rimwood Lane

Colts Neck, NJ 07722

Name and address of agent for service: Peter J. Lencki

16 Rimwood Lane

Colts Neck, NJ 07722

Registrant telephone number, including area code: 732-842-3465

Date of fiscal year: December 31st

Date of reporting period: 6/30/2024

ITEM 1. Report to Shareholders.

NORTHQUEST CAPITAL FUND, INC.

SEMI-ANNUAL SHAREHOLDER REPORT

June 30, 2024

NorthQuest Capital Fund, Inc.

NQCFX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the NorthQuest Capital Fund, Inc. - NQCFX for the period January 1, 2024 to June 30, 2024. You can find additional information about the Fund at www.NorthQuestFund.com. You can also request this information by contacting us at 1-800-239-9136.

managment’s discussion of fund performance

To the Shareholders of NorthQuest Capital Fund, Inc:

Our Fund began the year at a share price of $24.43 and ended the past six months at $26.06. The Fund’s total return for this period increased 6.67%. Please see the performance chart.

2024 Performance
The Fund and Other Indexes	Year-To-Date
NorthQuest Capital Fund	6.67%
Dow Jones Industrial Average	3.79%
NASDAQ Composite	18.13%
S&P500 Index with dividends reinvested	15.29%

Portfolio Adjustments

During the first half of 2024 the Fund purchased 1,100 shares of Arista Networks Inc. (ANET), 200 shares of Parker-Hannifin Corp. (PH), 200 shares of Paccar Inc. (PCAR), and 500 shares of Advanced Drainage Systems Inc. (WMS).

The Fund sold all of its shares of Alphabet Inc. Class C (2,200 shares), Union Pacific Corp. (1,000 shares) and Zoetis Inc. Class A (1,500 shares). NorthQuest also sold 100 shares of O’Reilly Automotive Inc. These sales were used to increase the Fund’s cash balance and to purchase shares of (ANET), (PH), (PCAR, and (WMS).

Arista Networks Inc. (ANET) is a new addition to our investment portfolio. ANET designs and sells multi-layer network switches and provides routing, artificial intelligence, and software solutions for large data center and routing environments. Arista serves many “Fortune 500” global companies. It has no debt and has a consistent record of increasing earnings and revenues. The corporate culture is focused on delivering quality products and service. ANET management regards every employee as a “Mini CEO” which makes Arista a special place to work.

Fund Performance and Strategy

The Fund’s portfolio was defensively positioned during the six-month period ended June 30, 2024. The Fund added more shares of industrial companies and increased its cash equivalents. The Fund underperformed its benchmark, the S&P500 Index with dividends reinvested, which had boosted returns from several high-priced technology companies known as the “Magnificent Seven”.

You will find enclosed the Fund’s financial report. Please do not hesitate to call or write me with regard to any comments or questions about this report. Thank you for investing with us.

Sincerely,

Peter J. Lencki

President

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

NorthQuest Capital Fund, Inc.	$71.58	1.44%

* Annualized

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Year
NorthQuest Capital Fund, Inc.	14.90%	12.28%	10.96%
S&P 500 Index with dividends reinvested	24.56%	15.04%	12.85%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-800-239-9136.

Fund statistics

NET ASSETS: $8.2 MILLION	PORTFOLIO HOLDINGS: 23	PORTFOLIO TURNOVER: 6.51%	ADVISORY FEES PAID BY FUND: $40,221

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

top ten holdings

1.	Monolithic Power Systems, Inc.	7.04%
2.	Apple, Inc.	6.19%
3.	Arthur J. Gallagher & Co.	6.03%
4.	Microsoft Corp.	5.47%
5.	Lam Research Corp.	5.21%
6.	Mastercard, Inc.	4.86%
7.	Intuit, Inc.	4.83%
8.	Arista Networks, Inc.	4.72%
9.	The Sherwin-Williams Co.	4.38%
10.	S&P Global, Inc.	4.37%
	Total % of Net Assets	53.10%

How has the fund changed

The Fund has not had any material changes during the six months ended June 30, 2024.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your NorthQuest Capital Fund, Inc. documents not be householded, please contact NorthQuest Capital Fund, Inc. at 1-800-239-9136, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by NorthQuest Capital Fund, Inc. or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.NorthQuestFund.com or contact us at 1-800-239-9136.

Item 2. Code of Ethics. Not Applicable

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Schedule of Investments.

      (a) Schedule filed under Item 7.

      (b) Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

NORTHQUEST CAPITAL FUND, INC.

SEMI-ANNUAL REPORT

June 30, 2024

(UNAUDITED)

NorthQuest Capital Fund, Inc.

16 Rimwood Lane

Colts Neck, NJ 07722

1-800-239-9136

Ticker: NQCFX

www.NorthQuestFund.com

	NorthQuest Capital Fund, Inc.

Schedule of Investments
June 30, 2024 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 98.66%

Computer Communications Equipment - 4.72%
1,100	Arista Networks, Inc. *	$ 385,528

Crude Petroleum & Natural Gas - 3.39%
2,200	EOG Resources, Inc.	276,914

Electronic Computers - 6.19%
2,400	Apple, Inc.	505,488

Farm Machinery & Equipment - 3.20%
700	Deere & Co. *	261,541

Hospital & Medical Service Plans - 3.74%
600	UnitedHealth Group, Inc.	305,556

Insurance Agents Brokers & Services - 6.03%
1,900	Arthur J. Gallagher & Co.	492,689

Miscellaneous Fabricated Metal Products - 3.71%
600	Parker-Hannafin Corp.	303,486

Motor Vehicles & Passenger Car Bodies - 3.28%
2,600	Paccar, Inc.	267,644

Plastics Foam Products - 2.94%
1,500	Advanced Drainage Systems, Inc.	240,585

Retail-Auto & Home Supply Stores - 3.88%
300	O'Reilly Automotive, Inc. *	316,818

Retail-Building Materials, Hardware, Garden Supply - 7.03%
1,200	The Sherwin-Williams Co.	358,116
800	Tractor Supply Co.	216,000
		574,116
Retail-Lumber & Other Building Materials Dealers - 4.21%
1,000	Home Depot, Inc.	344,240

Security & Commodity Brokers, Dealers, Exchanges & Services - 3.69%
2,200	Intercontinental Exchange, Inc.	301,158

Semiconductors & Related Devices - 7.04%
700	Monolithic Power Systems, Inc.	575,176

Services-Business Services - 4.86%
900	Mastercard, Inc. Class A	397,044

Services-Consumer Credit Reporting, Collection Agencies - 4.37%
800	S&P Global, Inc.	356,800

Services-Prepackaged Software - 10.30%
600	Intuit, Inc.	394,326
1,000	Microsoft Corp.	446,950
		841,276
Software - Infrastructure - 3.69%
5,000	Fortinet, Inc. *	301,350

Special Industry Machinery - 5.21%
400	Lam Research Corp.	425,940

Surgical & Medical Instruments - 4.17%
1,000	Stryker Corp.	340,250

Wholesale-Misc. Durable Goods - 3.01%
800	Pool Corp.	245,864

TOTAL COMMON STOCKS (Cost $4,015,359) - 98.66%		8,059,463

SHORT-TERM INVESTMENT - 1.44%
117,421	Huntington Conservative Deposit Account 5.12% **	117,421
TOTAL SHORT-TERM INVESTMENT (Cost $117,421) - 1.44%		117,421

TOTAL INVESTMENTS (Cost $4,132,780) - 100.10%		8,176,884

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.10)%		(8,068)

NET ASSETS - 100.00%		$ 8,168,816

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2024.
The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Statement of Assets and Liabilities
June 30, 2024 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $4,132,780)	$ 8,176,884
Cash	500
Receivables:
Dividends and Interest	4,081
Prepaid Expenses	1,739
Total Assets	8,183,204
Liabilities:
Due to Advisor	6,614
Accrued Expenses	7,774
Total Liabilities	14,388

Net Assets	$ 8,168,816

Net Assets Consist of:
Common Stock, at $0.001 par value	$ 313
Paid In Capital	3,815,062
Distributable Earnings	4,353,441
Net Assets, for 313,452 Shares Outstanding	$ 8,168,816

Net Asset Value Per Share	$ 26.06

The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Statement of Operations
For the six months ended June 30, 2024 (Unaudited)

Investment Income:
Dividends	$ 39,770
Interest	2,963
Total Investment Income	42,733

Expenses:
Advisory fees	40,221
Audit fees	5,099
Transfer Agent fees	4,896
Registration	2,317
Custody	2,133
Other expenses	918
State taxes	750
Postage & printing	614
NASDAQ fees	421
Trustee fees	339
Insurance fees	202
Total Expenses	57,910

Net Investment Loss	(15,177)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	324,514
Net Change in Unrealized Appreciation on Investments	220,380
Realized and Unrealized Gain on Investments	544,894

Net Increase in Net Assets Resulting from Operations	$ 529,717

The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Statements of Changes in Net Assets
	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2024	12/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (15,177)	$ (13,165)
Net Realized Gain on Investments	324,514	76,143
Unrealized Appreciation on Investments	220,380	1,637,304
Net Increase in Net Assets Resulting from Operations	529,717	1,700,282

Distributions to Shareholders:	-	(76,143)

Capital Share Transactions	(279,018)	22,376

Total Increase in Net Assets	250,699	1,646,515

Net Assets:
Beginning of Period/Year	7,918,117	6,271,602

End of Period/Year	$ 8,168,816	$ 7,918,117

The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period/year.

	(Unaudited)
	Six Months
	Ended		Years Ended
	6/30/2024		12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019

Net Asset Value, at Beginning of Period/Year	$ 24.43		$ 19.38	$ 26.52	$ 21.28	$ 19.85	$ 15.07

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.05)		(0.04)	(0.10)	(0.20)	(0.14)	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.68		5.33	(6.82)	7.14	4.03	5.49
Total from Investment Operations	1.63		5.29	(6.92)	6.94	3.89	5.39

Distributions from Realized Capital Gains	-		(0.24)	(0.22)	(1.70)	(2.46)	(0.61)

Net Asset Value, at End of Period/Year	$ 26.06		$ 24.43	$ 19.38	$ 26.52	$ 21.28	$ 19.85

Total Return **	6.67%	(b)	27.28%	(26.09)%	32.58%	19.70%	35.75%

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 8,169		$ 7,918	$ 6,272	$ 8,252	$ 5,861	$ 5,175
Ratio of Expenses to Average Net Assets	1.44%	(a)	1.48%	1.51%	1.47%	1.59%	1.60%
Ratio of Net Investment Loss to Average Net Assets	(0.38)%	(a)	(0.19)%	(0.45)%	(0.83)%	(0.67)%	(0.55)%
Portfolio Turnover	6.51%	(b)	2.47%	26.07%	15.24%	30.94%	22.90%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period/year.
** Assumes reinvestment of dividends.
(a) Annualized.
(b) Not annualized.
The accompanying notes are an integral part of these financial statements.

NORTHQUEST CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations: NorthQuest Capital Fund, Inc. (the “Fund”) was incorporated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933.

The Fund's investment objective is to seek long-term capital appreciation and to secondarily earn dividend income.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal and state of New Jersey, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2024, the Fund did not incur any interest or penalties.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, annually.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Cash and Cash Equivalents: The Fund maintains its cash in an account at a custodian bank, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors have adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

• Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

Short term investments. Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2024:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 8,059,463	$ -	$ -	$ 8,059,463
Short-Term Investment	117,421	-	-	117,421
	$ 8,176,884	$ -	$ -	$ 8,176,884

* Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the six months ended June 30, 2024. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2024. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with Emerald Research Corporation (“the Advisor”), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net assets of the Fund and are payable monthly. The investment advisory fee earned by the Advisor for the six months ended June 30, 2024 was $40,221. The Advisor has contractually agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund for expenses if and to the extent that the Fund’s aggregate annual operating expenses exceed 1.79% of the Fund’s daily average net assets until August 10, 2024. The Fund owed the Advisor $6,614 at June 30, 2024 for advisory fees. There was no reimbursement for the six months ended June 30, 2024.

Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund.

4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2024, there were 500,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital for the six months ended June 30, 2024 and year ended December 31, 2023 were as follows:

June 30, 2024		December 31, 2023
Shares	Amount	Shares	Amount

Shares sold	1,519	$ 37,880	2,001	$ 41,918
Shares reinvested	-	-	3,106	76,059
Shares redeemed	(12,192)	(316,898)	(4,540)	(95,601)
Net increase (decrease)	(10,673)	$ (279,018)	567	$ 22,376

5. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2024, purchases and sales of investment securities other than short-term investments aggregated $516,596 and $872,945, respectively.

6. TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in these financial statements in accordance with U.S. GAAP.

As of December 31, 2023, the tax basis components of unrealized appreciation (depreciation) and cost of investments were as follows:

Gross tax appreciation of investments	$ 3,827,383
Gross tax depreciation of investments	$ (3,659)
Net tax appreciation of investments	$ 3,823,724

Federal tax cost of investments, including short-term investments	$ 4,087,759

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

	2023	2022
Long-term capital gain	$76,143	$70,058

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2023, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$ 3,823,724
Total Distributable Earnings, Net	$ 3,823,724

In accordance with GAAP, the Fund recorded a permanent book/tax difference of $13,165 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

7. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2024, the Portfolio manager and immediate family members, in aggregate, owned approximately 40% of the shares of the Fund.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

9. MARKET RISK

Russian Invasion of Ukraine

Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken, and the resulting market disruptions cannot be easily predicted.

10. SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

11. NEW ACCOUNTING PRONOUNCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments will become effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August 9, 2026 for Funds with less than $1 billion in assets. The Fund is in compliance with this new rule.

12. Subsequent events

Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such other events requiring accounting or disclosure.

NORTHQUEST CAPITAL FUND, INC.

ADDITIONAL INFORMATION

JUNE 30, 2024 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-239-9136, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-239-9136. The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

ADDITIONAL INFORMATION

The Fund's Statement of Additional Information ("SAI") includes additional information about the directors and is available, without charge, upon request. You may call toll-free 1-800-239-9136 to request a copy of the SAI or to make shareholder inquiries.

SHAREHOLDER MEETING

At the Fund’s annual shareholder meeting held on April 3, 2024, shareholders of record on January 12, 2024, elected four directors. In addition, Fund shareholders ratified the selection of Sanville & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Below are the voting results from the meeting:

Total Shares Voted:	298,227
Total Outstanding Shares:	324,399

Proposal #1. The following four persons were elected to serve as directors of the Fund.

	For	Against	Abstain	Shares Returned
Charles G. Camarata	298,227	0	0	298,227
William S. Foote, Jr.	298,227	0	0	298,227
Peter J. Lencki	298,227	0	0	298,227
George Sikora	298,227	0	0	298,227

Total	298,227
Percentage of Shares Voted	91.93%

Proposal #2. The shareholders approved the appointment of Sanville & Company as the independent registered public accounting firm to perform the audit of the Fund’s financial statements for the year ending December 31, 2024.

	For	Against	Abstain	Shares Returned
Sanville & Company	298,227	0	0	298,227

Total	298,227
Percentage of Shares Voted	91.93%

Board of Directors

Charles G. Camarata

William S. Foote, Jr.

Peter J. Lencki

George Sikora

Investment Adviser

Emerald Research Corporation

16 Rimwood Lane

Colts Neck, NJ 07722

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

2617 Huntingdon Pike

Huntingdon Valley, PA 19006

Administration and Compliance

Empirical Administration, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Principal executive and financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a) 12 (a) 2

A separate certification of the principal executive and principal financial officer as required by Rule 30a-2(a) und the Investment company Act of 1940 is filed herewith as an exhibit to and part of this Form N-CSRS.

(b) 12 (b)

A separate certification of the principal executive and principal financial offices required by Section 906 of the Sarbanes-Oxley Act is filed herewith as an exhibit to and part of this Form N-CSRS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NorthQuest Capital Fund, Inc.

By (Signature and Title) /s/ Peter J. Lencki

Peter J. Lencki

President

Principal Executive Officer

Principal Financial Officer

Date: August 15, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report to be signed below by the following person on behalf of the registrant and in capacities and on the date indicated.

(Registrant) NorthQuest Capital Fund, Inc.

By (Signature and Title) /s/ Peter J. Lencki

Peter J. Lencki

President

Principal Executive Officer

Principal Financial Officer

Date: August 15, 2024